[CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION]

                                                                   Exhibit 10.12

                               LICENSE AGREEMENT
                               -----------------

           This License Agreement (the "Agreement"), effective as of
                   February 23, 2000 (the "Effective Date"),
                           is entered by and between

ASULAB SA., organized under the laws of Switzerland, with offices at Rue des Sors 3, CH-2074 Marin, Switzerland ("Asulab"),

                                      AND

THERASENSE, Inc., a California corporation with principal place of business at 1360 South Loop Road, Alameda, CA 94502, USA ("TheraSense").

BACKGROUND
----------

A. Asulab owns certain Patent Rights (as defined below) relating to sensors for measuring analyte levels in body fluids; and

B. TheraSense desires to obtain a license under the Patent Rights, and Asulab desires to grant such a license to TheraSense, on the terms and conditions herein.

NOW THEREFORE, Asulab and TheraSense agree as follows:

1.   DEFINITIONS
     -----------

1.1  "Affiliate" means any corporation or other entity, which is directly or
      ---------
     indirectly controlling, controlled by or under the common control with Asulab or TheraSense. For the purpose of this Section 1.1, "control" shall mean the direct or indirect ownership of at least fifty percent (50%) of the outstanding shares or other voting rights of the subject entity to elect the majority of the directors, or the maximum percentage control or ownership rights permitted under the law of the relevant country.

1.2  "Confidential Information" shall mean
     ------------------------

     a) any proprietary or confidential information or material in tangible form disclosed hereunder that is marked as "Confidential" at the time it is delivered to the receiving party, or

     b) proprietary or confidential information disclosed orally hereunder which is identified as confidential or proprietary when disclosed and such disclosure of confidential information is confirmed in writing within thirty (30) days by the disclosing party.

1.3  "Patent Rights" shall mean the patents and patent applications listed on
     --------------
     Exhibit A and all directly related patents and patent applications filed in any country worldwide necessary for development and commercialization of the Products (including all reissues, extensions, substitutions, reexaminations, supplementary protection certificates and the like, patents of addition, provisionals, continuations, continuations-in-part, divisionals, reissues, and foreign counterparts thereof).

1.4  "Field" means analytical and diagnostic instruments for diabetes
      -----
     monitoring.

1.5  "FreeStyle" means a system for the in vitro monitoring of glucose using a
      ---------
     test strip manufactured by TheraSense which coulometrically measures less than 0.4 microliters of body fluid. For the avoidance of doubt FreeStyle does not include the electronic meter for TheraSense's in vivo glucose sensor.

1.6  "Licensed Product" means any current or future product, which is within the
      ----------------
     scope of an issued Valid Claim or was within the scope of an issued Valid Claim. Each individual disposable test strip shall be counted as one Licensed Product.

1.7  "Net Sales" means the gross revenues actually received by TheraSense or its
      ---------
     Affiliates form a third party from sales of Licensed Products, less ***


     For purposes of clarification in the event that sales are made through distributors, Net Sales shall be based on gross revenues actually received by TheraSense from the Distributors less the discounts listed above.

1.8  "Territory" means the entire world.
      ---------

1.9  "Valid Claim" means
      -----------

      a) a claim of an issued and unexpired patent included within the Patent Rights which has not been held unenforceable or invalid by a court or other governmental agency of competent jurisdiction, and which has not been disclaimed or admitted to be invalid or unenforceable through reissue or otherwise; or

      b)     a claim of a pending patent application within the Patent Rights.

2.    LICENSE
      -------

2.1   Grant to TheraSense
      -------------------

      Asulab hereby grants to TheraSense and its Affiliates a non-exclusive license under Patent Rights to make, import, have imported, use, sell, have sold and offer for sale the Licensed Products in the Territory for use in the Field.

*** Confidential treatment requested

2.2      Limitation of Rights
         --------------------

2.2.1 Notwithstanding the rights granted in Section 2.1, TheraSense agrees that:

          a) the deposition of electron transfer mediators onto a Licensed Product shall only be performed by TheraSense or TheraSense Affiliates; and

          b) the package for Licensed Product shall be marked with a trademark, trade name or brand name owned by TheraSense or a TheraSense Affiliate. Sales of Licensed Product marked with a trademark, trade name or brand name of a company other than TheraSense or a TheraSense Affiliate shall require Asulab's prior written approval. Such an approval may be withheld without reasons. Notwithstanding the foregoing, TheraSense and its distributors shall mark all Licensed Product in accord with local laws and regulations.

2.2.2 Notwithstanding the rights granted in Section 2.1, Asulab agrees that TheraSense may contract with third parties to manufacture and supply one or more components, including the synthesis of chemicals, necessary or useful in the manufacture of the Licensed Products for use in the Field.

2.2.3    TheraSense does not have the right to sublicense the Patent Rights.

3.       CONSIDERATION
         -------------

3.1      Commercialization of Asulab System
         ----------------------------------

         TheraSense shall conduct in-house clinical testing, clinical trials, market research, and preparation and submission of FDA 510k application for the Asulab system. Upon execution of a mutually agreeable distribution agreement between Asulab and TheraSense, TheraSense shall market the Asulab System to major US retailers. TheraSense shall use its best reasonable efforts to commercialize the Asulab System with one or more major retailers in North America. For a period of two (2) years from the Effective Date, Asulab shall work exclusively with TheraSense on the marketing of the Asulab System in North America. For a period of two (2) years from the Effective Date, Asulab shall not directly or indirectly engage in
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                                                                               5

         discussions with North American retailers or marketing partners (other than TheraSense) regarding the sale of the Asulab system in North America.

3.2      Royalties
         ---------

         In consideration of the license granted herein, for each calendar year beginning in 2000 TheraSense shall pay to Asulab the greater of:

3.2.1 a minimum royalty of *** for the year 2000, *** for the year 2001, and *** for each calendar year thereafter (such minimum royalties to be paid at the end of each calendar year); or

3.2.2 a running royalty based on Net Sales of all Licensed Products. The royalty rate on Net Sales of Licensed Products shall be as follows:

         a) *** until TheraSense files 510k application with the US FDA for clearance to market the in vitro glucose monitoring system provided by Asulab to TheraSense on November 24, 1999 (the "Asulab System"); then

         b) *** until the US FDA approves TheraSense's 510k application to market the Asulab System; then

         c)    *** until a total of      Licensed Products are sold in the
               Territory in any calendar year; then

         d) *** for the remainder of that calendar year and in all years thereafter.

          In the event that:

         i) TheraSense reasonably cannot submit a 510k application to the US FDA on the Asulab System within nine (9) months of the Effective Date,

         ii) the US FDA rejects TheraSense's application to market the Asulab System; or


*** Confidential treatment requested

     iii) the Asulab System cannot reasonably be expected to be commercialized, in spite of ThereSense having used its best efforts to obtain FDA approval,

     and the responsibility for event i), ii) or iii) belongs primarily to Asulab (for example, due to product performance, product availability, patent encumbrances, etc.), then the royalty rate shall *** as soon as *** Licensed Products are sold and follow from there on what is specified in Section 3.2.2 c) and d).

     For sales in countries where there are no issued Valid Claims, the royalty rate shall be equal to *** of the royalty rates specified herein above in this Section 3.2.2 for sales in countries in which a Valid Claim exists if the Licensed Product originates also from a country without Valid Claim. If however the Valid Claim exists either in the country of origin or in the country of destination of the Licensed Product, the royalty rate shall be *** rates specified herein above in Section 3.2.2. If the Valid Claim exists in both the country of origin and the country of destination, the royalty rate shall be *** according to Section 3.2.2 herein above.

3.3. Combination Products
     --------------------

     In the event that a test strip that is a Licensed Product is sold in combination as a single product with another component or other product whose manufacture, sale and use are not covered by a claim within the Patent Rights for which the combination product is sold, Net Sales from such sales for purposes of calculating the amounts due under Sections 3.2 above shall be as reasonably allocated between such Licensed Product and such component or other product, based upon their relative importance and proprietary protection. Combination Products currently contemplated by TheraSense and the corresponding royalty rates are listed in Exhibit B.

3.4  One Royalty
     -----------

     No more than *** shall be due with respect to a sale of a particular Licensed Product. *** shall be payable because any Licensed Product, or its manufacture, sale or use is covered by more


*** Confidential treatment requested
         than one Valid Claim. *** under Section 3.2 above with respect to Licensed Products distributed for use in research and/or development, in clinical trials or as promotional samples, unless they are sold or distributed against a counter-benefit.

3.5      Royalty Term
         ------------

         Royalties due under this Article 3 shall be payable on *** until the expiration of the last-to-expire issued Valid Claim covering such Licensed Product.

3.6      Payments, Reports and Records
         -----------------------------

3.6.1    Payments; Currency
         ------------------

         TheraSense agrees to pay all running royalties due to Asulab within sixty (60) days after the last day of each half-calendar year in which they accrue. If the *** in a given calendar year *** for that calendar year, the difference shall be paid within sixty (60) days after the last day of the calendar year. All payments due hereunder shall be paid in United States dollars.

3.6.2    Taxes
         -----

         *** In case taxes are due, TheraSense *** that are to be withheld for the sale of Licensed Products in the country of the sales.

3.6.3    Royalty Reports
         ---------------

         TheraSense shall deliver to Asulab within sixty (60) days after the end of each half-calendar year in which Licensed Products are sold a report setting forth in reasonable detail the calculation of the royalties payable Asulab for such half-calendar year, including the Licensed Products sold per country and the net Sales thereof. Such reports shall be Confidential Information of TheraSense subject to Article 5 herein.

*** Confidential treatment requested

3.7      Books and Records
         -----------------

         TheraSense and its Affiliates shall maintain accurate books and records which enable the calculation of royalties payable hereunder to be verified. TheraSense shall retain the books and record for each half-calendar year period for three (3) years after the submission of the corresponding report under Section 3.6.3 hereof. Upon thirty (30) days prior notice to TheraSense, independent accountants selected by Asulab reasonably acceptable to TheraSense, after entering into a confidentiality agreement with TheraSense, may have access to TheraSense's books and records during TheraSense's normal business hours at mutually agreed times to conduct a review or audit once per calendar year, for the sole purpose of verifying the accuracy of TheraSense's payments and compliance with this Agreement. The audit will be limited to TheraSense's books and records documenting Net Sales and royalty calculations.

3.8      FreeStyle Meter Manufacturing
         -----------------------------

         During the term of the Agreement, in the event that TheraSense determines that it would like to sell an electronic meter utilizing a *** for use with FreeStyle test strip Licensed Product, then TheraSense shall solicit bids for the design and manufacture of the *** and the meter. In the event that TheraSense wishes to perform the design or manufacture *** of the and the meter then TheraSense may submit an internal bid for some or all of the project. Asulab shall have a right of first bid and last call for the design and manufacture of the *** and meter to be sold in Europe. In order for Asulab's bid not to be accepted by TheraSense, the bid of TheraSense or a third party must be equivalent or superior to the specifications, quality, delivery, price and other terms that are proposed in Asulab's bid. Asulab's bid shall be due on the same date as the third parties' bids.

4.       DILIGENCE
         ---------

Commercially Reasonable Efforts
-------------------------------

TheraSense agrees to use best efforts to develop and commercialize the Licensed Products and obtain such approvals as may be necessary for the sale of the

*** Confidential treatment requested

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                                                                               9

Licensed Products in the Territory. TheraSense may conduct such activities itself or through third parties.

5.       CONFIDENTIALITY
         ---------------

5.1      Confidential Information
         ------------------------

         Each party agrees not to use the Confidential Information disclosed to it by the other party for its own use or for any purpose except to carry out discussions concerning, and the undertaking of, any business relationship between the two; except to the extent that such Confidential Information:

         a) was already known to the receiving party, other than under obligation of confidentiality, at the time of such disclosure;

         b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

         c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this agreement;

         d) was independently developed by the receiving party as demonstrated by documented evidence prepared contemporaneously with such independent development;

         e) was subsequently lawfully disclosed to the receiving party by a person other than a party hereto.

         Neither party will disclose any Confidential Information of the other party to third parties except those directors, officers, employees, consultants and agents who are required to have the information in order to carry out the business relationship. Each party has had or will have those directors, officers, employees, consultants and agents to whom Confidential Information of the other party is disclosed or who have access to Confidential Information of the other party sign a Non-Disclosure Agreement in content substantially similar to the terms of this Article 5. Each party agrees that it will take all reasonable measures to protect the secrecy of and avoid disclosure or use of Confidential Information of the other party in order to prevent it from falling into the public domain or the possession of persons other than those persons authorized hereunder to have any such information, which, measures shall include the highest degree of care that either party utilizes to protect its own Confidential Information of a similar nature. Each party agrees to notify the other party in writing of any misuse or misappropriation of such Confidential Information of the other party which may come to its attention.

5.2      Mandatory Disclosure
         --------------------

         In the event that either party or their respective directors, officers, employees, consultants or agents are requested or required by legal process to disclose any of the confidential Information of the other party, the party required to make such disclosure shall give prompt notice so that the other party may seek a protective order or other appropriate relief. In the event that such protective order is not obtained, the party required to make such disclosure shall disclose only that portion of the Confidential Information which its counsel advises that it is legally required to disclose.

5.3      Return of Materials
         -------------------

         Upon termination of this Agreement for any reason, any materials or documents which have been furnished by one party to the other will be promptly returned, accompanied by all copies of such documentation, except for one copy which may be retained by each party's legal department to monitor its compliance with this Agreement.

5.4      Term
         ----

         The commitments of either party under this Article 5 shall survive termination of this Agreement, and shall continue for a period of five
         (5) years following the termination date of this Agreement.

5.5      Confidential Terms
         ------------------

         Each party agrees not to disclose any terms of this Agreement to any third party without the consent of the other party; provided disclosures may be made as required by securities or other applicable laws, or to a party's accountants, attorneys and other professional advisors, or by TheraSense to actual or prospective investors or corporate partners.

6.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

6.1  Asulab
     ------

     Asulab represents and warrants that

     a) it is a corporation duly organized, validly existing and in good standing under the laws of Switzerland; and

     b) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Asulab; and

     c) as of the Effective Date, it has the right to grant the rights and licenses granted herein, and the Patent Rights are free and clear of any lien, encumbrance or security interest;

     d) it has not previously granted, and will not grant during the term of this Agreement, any exclusive license on the Patent Rights, or any portion thereof; and

     e) as of the Effective Date, there are no threatened or pending actions, lawsuits, claims or arbitration proceedings in any way relating to the Patent Rights.

6.2  TheraSense
     ----------

     TheraSense represent and warrants that

     a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of California; and

     b) the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of TheraSense.

7.   PROSECUTION AND ENFORCEMENT
     ---------------------------

7.1  Asulab's Responsibilities
     -------------------------

     Asulab shall have the sole right to control the preparation, filing, prosecution and maintenance of the Patent Rights, and any interference or opposition proceeding relating thereto, using patent counsel of its choice and at its sole expense; provided Asulab shall keep .TheraSense informed of the preparation, filing, prosecution, and/or maintenance of the Patent Rights, and TheraSense may provide to Asulab substantive comment and input thereon.

7.2  Enforcement
     -----------

     If either party hereto becomes aware that any Patent Rights are being or have been infringed by any third party, such party shall promptly notify the other party hereto in writing describing the facts relating thereto in reasonable detail. Asulab shall decide what actions will be taken to enforce the Patent Rights, it being understood that TheraSense shall assist Asulab upon request and at Asulab's expense.

7.3  Infringement Claims
     -------------------

     If the practice by TheraSense of the license granted herein results in any allegation or claim of infringement of an intellectual property right of third party against TheraSense, TheraSense shall have the right to defend any such claim, suit or proceeding, at its own expense, by counsel of its own choice and shall have the right and authority to settle any such suit; provided, however, Asulab shall cooperate with TheraSense, at TheraSense's reasonable request and expense, in connection with the defense of such claim. If the Patent Rights are concerned Asulab shall have the right to decide on the actions to be taken and shall bear the related expenses.

8.   DISPUTE RESOLUTION
     ------------------

8.1  Mediation
     ---------

     If a dispute arises out of or relates to this contract, or the breach thereof, and if said dispute cannot be settled through negotiation, the parties agree first to try in good faith to settle the dispute by mediation under the mediation rules of the International Chamber of Commerce before resorting to arbitration, litigation, or some other dispute resolution procedures.

8.2  Arbitration
     -----------

     If the parties are unable to resolve any dispute, controversy or claim between them arising out of or relating to the validity, construction, enforceability or performance of this Agreement, including disputes relating to alleged breach or to termination of this Agreement (each, a "Dispute"), the Dispute shall be settled by binding arbitration conducted in Frankfurt, Germany, pursuant to the Arbitration Rules of the International Chamber of Commerce then in effect by one (1) arbitrator appointed in accordance with such rules. The arbitrator shall, in rendering its decision, apply the substantive law of Switzerland, without regard to its conflict of laws provisions. All proceedings and documents will be in the English language.

9.   INDEMNIFICATION
     ---------------

9.1  Indemnification of Asulab
     -------------------------

     TheraSense shall indemnify, defend and hold harmless Asulab, its Affiliates and its directors, officers and employees (each an "Asulab Indemnitee") from and against any and all liabilities, damages, losses, costs or expenses (including reasonable attorneys' and professional fees and other expenses of litigation and/or arbitration) (a "Liability") resulting from a claim, suit or proceeding (any of the foregoing, a "Claim") brought by a third party against an Asulab Indemnitee or one its Affiliate's Indemnitee, arising from or occurring as a result of activities performed by TheraSense in connection with the development, manufacture, sale or use of any Licensed Product, except to the extent caused by the negligence or willful misconduct of Asulab.

9.2  Indemnification Procedures
     --------------------------

     In the event that an Indemnitee intends to claim indemnification under this
     Article 9 it shall promptly notify the other party (the "Indemnitor") in writing of such alleged Liability. The Indemnitor shall have the sole right to control the defense and/or settlement thereof, provided that the indemnified party may participate in any such proceeding with counsel of its choice and at its own expense. The indemnity agreement in this Article 9 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld unreasonably. The Indemnitee under this Article 9, its employees and agents, shall cooperate fully with the Indemnitor and its legal representatives and provide full information in the investigation of any Claim covered by this indemnification. Neither party shall be liable for any costs or expenses incurred by the other party without its prior written authorization.

10.  TERM AND TERMINATION
     --------------------

10.1 Term
     ----

     The term of this Agreement shall commence on the Effective Date, and unless earlier terminated as provided in this Article 10, shall continue in full force and effect on a Licensed Product-by-Licensed Product basis until the life of the last to expire patents under the Patent Rights.

10.2 Permissive Terminations
     -----------------------

     Beginning two (2) years from the Effective Date, TheraSense may terminate this Agreement with one hundred and twenty (120) days prior written notice to Asulab. In the event that TheraSense terminates this Agreement under this Section 10.2, TheraSense shall refrain from using the Patent Rights in whatever form.

10.3 Termination for Cause
     ---------------------

     In the event one party has materially breached or defaulted in the performance of any of its obligations hereunder, and such breach or default has continued for sixty (60) days after written notice thereof was provided to the breaching or defaulting party by the non-breaching or non-defaulting party, the other party may terminate this Agreement. Any termination shall become effective at the end of such sixty (60) days period unless the breaching or defaulting party has cured any such breach or default prior to the expiration of the sixty (60) day period; provided, however, if TheraSense receives notification from Asulab of a material breach and if TheraSense notifies Asulab in writing within thirty (30) days of receipt of such default notice that it disputes the asserted default, the matter will be submitted to arbitration as provided in Article 8 of this Agreement. In such event, Asulab shall not have the right to terminate this Agreement until it has been determined in such arbitration proceeding that TheraSense materially breached this Agreement, and TheraSense fails to cure such breach within sixty (60) days after the conclusion of such arbitration proceeding.

10.4   Termination for Insolvency
       --------------------------

       If voluntary or involuntary proceedings by or against TheraSense are instituted in bankruptcy under any insolvency law, or a receiver or custodian is appointed for TheraSense, or proceedings are instituted by or against TheraSense for corporate reorganization or the dissolution of TheraSense, which proceedings if involuntary, shall not have been dismissed within one hundred and eighty (180) days after the date of filing, or if TheraSense makes an assignment for the benefit of creditors, or substantially all of the assets of TheraSense are seized or attached and not released within one hundred and eighty (180) days thereafter, Asulab may immediately terminate this Agreement effective upon notice of such termination.

10.5   Effect of Termination
       ---------------------

10.5.1 Accrued rights and Obligations
       ------------------------------

       Termination of this Agreement for any reason shall not release any party hereto from any liability which, at the time of such termination, has already accrued to the other party or which is attributable to a period prior to such termination, nor preclude either party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued or are based upon any event occurring prior to such termination.

10.5.2  Stock on Hand
        -------------

        In the event this Agreement is terminated for any reason, TheraSense shall have the right to sell or otherwise dispose of the Stock of any licensed Product then on hand, within a period of 6 months, subject to
        Article 3.

10.6    Survival
        --------

        Section 7.2, 7.3, 10.5 and 10.6 and Articles 5,6,8,9 and 11 of this Agreement shall survive termination of this Agreement for any reason.

11.     MISCELLANEOUS
        -------------

11.1    Governing Law
        -------------

        This Agreement, and any proceeding subject to Article 8, shall be governed by and construed in accordance with the laws of Switzerland.

11.2    Independent Contractors
        -----------------------

        The relationship of the parties hereto is that of independent contractors. The parties hereto are not deemed to be agents, partners or joint ventures of the other for any purpose as a result of this Agreement or the transactions contemplated thereby.

11.3    Assignment
        ----------

        The parties agree that their rights and obligations under this Agreement shall not be delegated, transferred or assigned to a third party without prior written consent of the other party hereto; provided TheraSense may assign this Agreement, without Asulab's consent (a) to its Affiliates, and (b) to an entity that acquires all or substantially all of the business of assets of TheraSense to which this Agreement pertains, whether by merger, reorganization, acquisition, sale or otherwise. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

11.4   Rights to Develop Independently
       -------------------------------

       Nothing in this Agreement will impair TheraSense's right to independently acquire, license, develop for itself, or have develop for it, intellectual property and technology performing similar functions as the Patent Rights or to market and distribute Licensed Products or other products based on such other intellectual property and technology.

11.5   Notices
       -------

       Any required notices hereunder shall be given in writing by certified mail or international express delivery service (e.g. DHL) at the address of each party below, or to such other address as either party may substitute by written notice. Notice shall be deemed served when delivered or, if delivery is not accomplished by reason or some fault of the addressee, when tendered.

       If to Asulab SA:       Asulab SA
                              Rue des Sors 3
                              CH-2074 Marin
                              Switzerland
                              Attn. Dr. Rudolf Dinger, Director
                              Copy to Dr. Hanspeter Rentsch, General Counsel of
                              Swatch Group, Seevorstadt 6, CH-2501 Biel,
                              Switzerland

       If to TheraSense:      TheraSense Inc.
                              1360 South Loop Road
                              Alameda, CA 94502, USA
                              Attn. Ephraim Heller, Vice President of Business
                              Development

11.6   Force Majeure
       -------------

       Neither party shall lose any rights hereunder or be liable to the other party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting party if the failure is occasioned by war, strike, fire, Act of God, earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the nonperforming party and such party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a party be required to settle any labor dispute or disturbance.

11.7   Compliance with Laws
       --------------------

       Each party shall furnish to the other party any information requested or required by that party during the term of this Agreement or any extensions hereof to enable that party to comply with the requirements of any U.S. or foreign, state and/or government agency.

11.8   Severability, Waiver
       --------------------

       In the event that any provisions of this Agreement are determined to be invalid or unenforceable by a court of competent jurisdiction, the remainder of the Agreement shall remain in full force and effect without said provision. The parties shall in good faith negotiate a substitute clause for any provision declared invalid or unenforceable, which shall most nearly approximate the intent of the parties in entering this Agreement. The failure of a party to enforce any provision of the Agreement shall not be construed to be a waiver of the right of such party to thereafter enforce that provision or any other provision or right.

11.9   Entire Agreement, Modification
       ------------------------------

       This Agreement sets forth the entire Agreement and understanding of the parties with respect to the subject matter hereof, and supersedes all prior discussions, agreements and writings in relating thereto. This Agreement may not be altered, amended or modified in any way except by a writing signed by both parties.

11.10  Counterparts
       ------------

       This Agreement may be executed in two counterparts, each of which shall be deemed an original and which together shall constitute one instrument.

IN WITNESS WHEREOF, Asulab and TheraSense have executed this Agreement by their respective duly authorized representatives.

Marin, 21, February 2000                        Alameda, 23 Feb 2000
       -----------------                                 -----------

Asulab SA __________________                    TheraSense Inc. ____________

     /s/ Signature Illegible                         /s/ Signature Illegible
By: ------------------------                    By: ------------------------

Print Name: W. SALATHE   R. DINGER              Print Name: Ephraim Heller
            ----------------------                          --------------

Title   DIRECTOR      MANG. DIRECTOR           Title: Vice President, Business Development
      ------------------------------                  ------------------------------------

                                   EXHIBIT A

                Asulab Mediator Patents and Patent Applications

Title:  Mono, bis or tris(substituted 2,2'-bipyridine) iron, ruthemium, osmium
-----   or vanadium complexes and their methods of preparation

--------------------------------------------------------------------------------
     Country      Application       Application       Patent        Date of
    or region        number             date          number         grant
--------------------------------------------------------------------------------
     Europe*       92903806.5        19.02.1992       0 526 603     04.12.1996
--------------------------------------------------------------------------------
    Australia        12441/92        19.02.1992         657 307     09.03.1995
--------------------------------------------------------------------------------
     Canada       2,080,834.9        19.02.1992       2,080,834     21.12.1999
--------------------------------------------------------------------------------
     Japan          503783/92        19.02.1992        2855481      27.11.1998
--------------------------------------------------------------------------------
      USA          07/949,485        19.02.1992       5,393,903     28.02.1995
--------------------------------------------------------------------------------
*       BE, CH/LI, DE, FR, GB, IT and NL
French priority patent application No 91 02199 of February 21, 1991 now abandoned in favor of European patent designating France.


Title:  Sensor for measuring the amount of a component in solution
-----

--------------------------------------------------------------------------------
     Country      Application       Application         Patent        Date of
    or region        number             date            number         grant
--------------------------------------------------------------------------------
     Europe*       92903775.2        19.02.1992       0 526 602     02.01.1997
--------------------------------------------------------------------------------
    Australia        12219/92        19.02.1992         656 360     02.02.1995
--------------------------------------------------------------------------------
     Canada       2,808,840-3        19.02.1992       2,080,840     06.04.1999
--------------------------------------------------------------------------------
     Japan          503902/92        19.02.1992        2770250      17.04.1998
--------------------------------------------------------------------------------
      USA          07/938,219        19.02.1992       5,378,628     03.01.1995
--------------------------------------------------------------------------------
*       BE, CH/LI, DE, FR, GB, IT and NL
French priority patent application No 91 02200 of February 21, 1991 now abandoned in favor of European patent designating France.


Title:  Sensor for measuring the amount of a component in solution
-----

--------------------------------------------------------------------------------
     Country      Application       Application        Patent        Date of
    or region        number             date           number         grant
--------------------------------------------------------------------------------
     France         91 07404         14.06.1991       91 07404      10.11.1994
--------------------------------------------------------------------------------


Title:  Transition metal complexes having 2,2'-bipyridine ligands substituted by
-----   at least one ammonium alkyl radical

--------------------------------------------------------------------------------
     Country      Application       Application       Patent         Date of
    or region        number             date          number          grant
--------------------------------------------------------------------------------
     France         92 15214        15.12.1992       92 15214      28.07.1995
--------------------------------------------------------------------------------
     Europe*       93119597.8       06.12.1993       0 602 488     31.03.1999
--------------------------------------------------------------------------------
    Australia        52404/93       14.12.1993        665 327      21.12.1995
--------------------------------------------------------------------------------
      ***
--------------------------------------------------------------------------------
      ***
--------------------------------------------------------------------------------
      USA          08/166,977       14.12.1993      5,410,059      25.04.1995
--------------------------------------------------------------------------------
*       BE, CH/LI, DE, GB, IT and NL

***     Confidential treatment requested

                                   EXHIBIT B
                                   ---------

                             COMBINATION PRODUCTS

Combination Products shall include a starter kit that includes at least a glucose meter and Licensed Products. The royalty due on sales of Licensed Products included in such a starter kit shall be calculated based on a price of $0.25 per Licensed Product.